                                                                      Exhibit 24
                                POWER OF ATTORNEY

     Each person whose signature appears below appoints Satish B. Jasti and Richard E. Bauer, as such person's true and lawful attorney to execute in the name of each such person, a Registration Statement of Form S-8 registering under the Securities Act of 1933, as amended, common shares to be sold under the Lotus Bancorp, Inc. 2008 Stock Incentive Plan; and to file any amendments to that Registration Statement that such attorney may deem necessary or desirable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission with respect thereto; and each of the undersigned hereby ratifies all that said attorney will do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney and has been signed by the following persons on the date indicated opposite his/her name.

                   Signature                              Title                         Date
                   ---------                              -----                         ----


/s/ Satish B. Jasti                            President, Chief Executive Officer   October 15, 2008
--------------------------------------------   (Principal Executive Officer)
Satish B. Jasti                                and Director


/s/ Sreenivas Cherukuri                        Director                             October 15, 2008
--------------------------------------------
Sreenivas Cherukuri


/s/ Vasudev Garlapaty                          Director                             October 15, 2008
--------------------------------------------
Vasudev Garlapaty


/s/ Vinaya Gavini                              Director                             October 15, 2008
--------------------------------------------
Vinaya Gavini


                                               Director                             October 15, 2008
--------------------------------------------
Amarnath Gowda


/s/ Sarada Gullapalli                          Director                             October 15, 2008
--------------------------------------------
Sarada Gullapalli


/s/ Ravindranath Gullapalli                    Director                             October 15, 2008
--------------------------------------------
Ravindranath Gullapalli


/s/ Murali Guthikonda                          Director                             October 15, 2008
--------------------------------------------
Murali Guthikonda


/s/ Sree Jasti                                 Director                             October 15, 2008
--------------------------------------------
Sree Jasti

/s/ Lynn Jerath                                Director                             October 15, 2008
--------------------------------------------
Lynn Jerath


/s/ Mayur Joshi                                Director                             October 15, 2008
--------------------------------------------
Mayur Joshi


                                               Director                             October 15, 2008
--------------------------------------------
Shubha Kolachalam


/s/ V.S. Lingham                               Director                             October 15, 2008
--------------------------------------------
V.S. Lingham


/s/ Krishna Malempati                          Director                             October 15, 2008
--------------------------------------------
Krishna Malempati


/s/ Jitendra Patel                             Director                             October 15, 2008
--------------------------------------------
Jitendra Patel


                                               Director                             October 15, 2008
--------------------------------------------
Natvarlal Patel


                                               Director                             October 15, 2008
--------------------------------------------
Haranath Policherla


                                               Director                             October 15, 2008
--------------------------------------------
Bala Setty


/s/ Jay Shah                                   Director                             October 15, 2008
--------------------------------------------
Jay Shah


/s/ Curt Shaneour                              Director                             October 15, 2008
--------------------------------------------
Curt Shaneour


/s/ Venkat Talasila                            Director                             October 15, 2008
--------------------------------------------
Venkat Talasila